                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               March 31, 1996
               -----------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                                CALGENE, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                 --------------------------------------------
                (State or other jurisdiction of incorporation)



        0-20641                                     68-0369863
 ----------------------                 ----------------------------------
(Commission File Number)               (I.R.S. Employer Identification No.)



    1920 Fifth Street, Davis, California                        95616
   --------------------------------------                     --------
  (Address of principal executive offices)                   (Zip Code)



                                (916) 753-6313
              --------------------------------------------------
             (Registrant's telephone number, including area code)



                              CALGENE II, INC.
                 -------------------------------------------
                       (Former name or former address)
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Item 2.   Acquisition or Disposition of Assets.
- ------    ------------------------------------

     On March 31, 1996, Calgene II, Inc., a Delaware corporation (the "Company"), acquired all outstanding shares of capital stock of Calgene, Inc., a Delaware corporation ("Calgene") pursuant to a merger of a wholly-owned subsidiary of the Company with and into Calgene (the "Merger"). As a result of the Merger, each outstanding share of Common Stock of Calgene, $.001 par value per share, was converted into the right to receive one share of the Company's Common Stock, $.001 par value per share. Based upon the last reported sale price of the Common Stock of Calgene on the Nasdaq National Market on Friday, March 29, 1996 ($5.75)(the "Closing Price"), the value of the shares of the Company's Common Stock issued in connection with the Merger was $174 million.

     Immediately following the Merger, the Company acquired all outstanding shares of Tomato Investment Associates, Inc., a Delaware corporation ("TIA"), together with certain other assets (the "Acquisition"), from Monsanto Company, a Delaware corporation ("Monsanto"). The Company issued 30,143,441 shares of its Common Stock to Monsanto in connection with the Acquisition. Based upon the Closing Price, the value of the shares of the Company's Common Stock issued to Monsanto in connection with the Acquisition was $173.3 million.

Item 7.   Financial Statements and Exhibits.
- ------    ---------------------------------

     (a)  Financial statements of business acquired.

          Pursuant to General Instruction B.3, this information has been omitted because it has previously been reported as part of the Registrant's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on February 6, 1996.

     (b)  Pro Forma financial information.

          Pursuant to General Instruction B.3, this information has been omitted because it has previously been reported as part of the Registrant's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on February 6, 1996.

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     (c)  Exhibits.

Exhibit No.                                       Exhibit
- -----------                                       -------

      2.1 Agreement and Plan of Reorganization dated as of October 13, 1995, by and between Calgene, Inc. and Monsanto Company. (1)

      2.2 Stockholders Agreement dated as of March 31, 1996 between the Registrant and Monsanto Company.

     99.1 Press Release, dated April 1, 1996, announcing the consummation of the transactions described herein.


_____________________

(1) Incorporated by reference to Annex A to the Prospectus included in the Registrant's Registration Statement on Form S-4, as filed with the Commission on February 6, 1996.


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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 15, 1996


                                          /s/ Roger H. Salquist
                                          _____________________________________
                                          By: Roger H. Salquist
                                          Title: Chief Executive Officer

                                      -4-
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                                 EXHIBIT INDEX


Exhibit No.                                       Exhibit
- -----------                                       -------

      2.1 Agreement and Plan of Reorganization dated as of October 13, 1995, by and between Calgene, Inc. and Monsanto Company. (1)

      2.2 Stockholders Agreement dated as of March 31, 1996 between the Registrant and Monsanto Company.

     99.1 Press Release, dated April 1, 1996, announcing the consummation of the transactions described herein.


____________________

(1) Incorporated by reference to Annex A to the Prospectus included in the Registrant's Registration Statement on Form S-4, as filed with the Commission on February 6, 1996.

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